UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

(Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

December 31, 2012

February 28, 2013

Dear Shareholders,

Contentious elections, burgeoning deficits, high unemployment, foreign troubles, fiscal cliffs and more.  The stock markets certainly had to climb the proverbial wall of worry in 2012.  And climb they did.

2012 was one of those years that rewarded risk-takers and penalized conservative investors.  If you were conservative and kept your money in a combination of cash, CDs and short to intermediate term bonds, you would likely have made a total return between .03% and 3%.  With inflation running around 2%, after taxes your real return would have been negative or barely positive.

Investing from a fear standpoint did better.  Gold prices increased 7%.  But ownership of stocks rewarded investors with double-digit returns, and International stocks beat U.S. stocks.  The S&P 500 and Russell 2000 indexes returned 16% and 16.4% respectively while the EAFE International index produced a 17.3% profit.

A balanced approach would have returned somewhere between 7% and 13% depending on how conservative you were.  We have always managed our funds with the goal of avoiding the big mistake and erring on the side of being too conservative.  This has served us well over the difficult years since 2000.  And our shareholders and clients have expressed clearly that they prefer this approach.

2013 has started out with a generally strong stock market.  Companies are doing better and investors may be tiring of getting so little from money markets, CDs and bonds.  There has been a large amount of cash waiting to be invested and that is a lot of potential fuel for the stock and real estate markets.

There are many positives, especially in the private sector.  Companies and entrepreneurs are moving forward with productivity and innovation.  There are signs employment may be improving, albeit slowly.  And real estate values have stabilized and are showing upward trends.

But investors should continue to be aware of significant risks.  The initial fiscal cliff deal did not address the spending and debt ceiling issues, which are coming to a boil as I write this.  Europe still has a lot of digging out to do.  Political unrest remains in the Middle East and elsewhere.  The economy is not surging ahead, simply improving gradually.

Assuming a government-caused financial Armageddon is avoided, we think that ownership of good companies and property will outperform interest rate vehicles and gold.  Interest rates are still at historic lows and longer term debt instruments pose significant risk of declines if interest rates rise.  Gold has intrinsic value, but over the last century has done only a bit better than inflation.  We continue to espouse a diversified, balanced approach for most investors.

Thank you for your ongoing confidence and trust.  May your 2013 be fulfilling and productive!

J. André Weisbrod
Chairman of the Board of trustees

Management Discussion of Fund Performance

In our year-end 2011 year-end letter, I stated that “barring a total European meltdown, I lean toward a positive 2012 with both domestic and International stocks potentially returning over 10%."   This proved to be the case, but the markets had to rise over and above continuing bad news from Europe, anemic economic growth and a contentious political environment.  The systemic risks caused us to be more cautious and in hindsight we could have used the June correction and November dip to more aggressively reduce our cash positions.

Chart A
2012 Markets	Total Return*
Inflation	1.70%

US Treasury Bills	0.09%
Barcap 1-3 Yr US Gov’t Bonds	0.51%
Barcap Intermediate Gov’t/Corp Bd	3.89%
Large Company Stocks	16.00%
Small Company Stocks	16.35%
International Stocks	17.32%

Above Average Stock Market Returns in 2012

The stock markets achieved above average double-digit returns in 2012.  On a total return basis, the S&P 500 increased  16%, the Russell 2000 small company index was up 16.4% and the EAFE international index rose 17.3%.

Bond Returns Below Average

Bond yields have been in an historically low range.  2012 saw modest returns commensurate with those yields.

The STAAR Funds

Regarding the performance of each of the STAAR Funds:

AltCat Fund (+9.2%)

The AltCat Fund's performance lagged the indexes in 2012 primarily due to two factors.  First we maintained a relatively high cash position due to the systemic risks we identified regarding the "fiscal cliff,” global debt concerns and slow overall economic growth.  The uncertainty over taxes and budget concerns posed significant emotional as well as real fiscal risk, and while much of the tax uncertainty was alleviated, the heavier budget and debt issues have yet to be addressed as this is being written.  Cash positions help stabilize the Fund's value in such times.   Second, the AltCat Fund historically has generally held significant energy and natural resource positions as well as some commodities and precious metals hedges.   For instance the worst performing positions included Pengrowth Energy Corp (-46.53%), the Prudhoe Bay Royalty Trust (-31.70%), Apache Corporation (-12.61%), and Franklin Natural Resources Fund (-4.89%).

Balancing these was outstanding performance in other positions.  Inventure foods returned 73.53%, Diageo PLC ADR rose 36.53%, and ICU Medical, Inc. was up 35.40%.  iShares Nasdaq Biotech ETF (+31.96%), American Tower Corp (+30.26%), iShares Singapore ETF (+30%) and Eastgroup Properties, Inc. (+28.59%) along with a number of others also performed well above the indexes.

General Bond Fund (+4.7%)

The General Bond Fund exceeded its benchmark index’s performance in 2012.   Emphasizing a discipline of avoiding high premiums and weighting the portfolio to the sweet spot of the short to intermediate yield curve were largely responsible.   We also maximized our allowable exposure to corporate instruments.  This is important because our prospectus objective is to place at least 40% of the fund’s assets into government or government-backed instruments most of the time and U.S. government bonds are at historical low yields.

International Fund (+12.0%)

The International Fund also trailed its benchmark index.  A relatively high cash position accounted for a good portion of the underperformance.  Additionally, a couple of the core mutual funds we owned underperformed significantly, most notably Sextant International Fund (+8.12%).   Other positions that contributed to a below average year included iShares MSCI Indonesia ETF (+4.09%), iShares Latin America 40 Index ETF (+5.34%), Brasil Foods SA ADR (+8.23%), BLDRS Emerging Markets 50 ADR Index ETF (+8.25%) and the Wisdom Tree International Dividends ex Financials ETF (+9.94%).

On the positive side were positions that returned well above the averages.  These included Diageo PLC ADR (+36.53%), iShares Singapore ETF (+30.00%), Accenture PLC (+27.72%), Wisdom Tree India Earnings ETF (+23.81%), Putnam International Capital Opportunities Fund (+22.19%), iShares MSCI Australia ETF (+21.56%) and Wisdom Tree International SmallCap Dividend ETF (+21.50%).

Larger Company Stock Fund (+10.9%)

The larger Company Stock fund joined our other equity funds in trailing its benchmark index.  Similar to the others, the LCSF held a greater than average cash position.  Of the positions held at the beginning of the year, the worst performing included Prudhoe Bay Royalty Trust (-31.70%), Apache Corporation (-12.61%), Microchip Technology, Inc. (-7.20%), Southern Company (-3.32%), Anadarko Petroleum Corp (-2.17%),National Oilwell Varco (+1.25%), PPL Corp (+2.21%), Procter & Gamble Co. (+ 5.08%), International Business Machines (+5.97%) and disappointing core funds the Calamos Growth Fund (+ 9.33%) and the Franklin Rising Dividends Fund (+10.29%).

The best performing positions included Amphenol Corp (+43.47%), iShares Nasdaq Biotech ETF (+31.96%), American Tower Corp (+30.26%), Costco Wholesale Corporation (+28.17%) and Wells Fargo & Co. (+27.21%).   Some core funds also performed very well, including Mairs & Power Growth Inv. Fund (+21.91%), American Funds Fundamental Investors Fund (+17.13%).

Short Term Bond Fund (+2.5%)

The Short Term Bond Fund performed acceptably, higher than short term US government bonds while less than corporate bonds.  Like the General Bond Fund, the Short Term Bond Fund‘s objective is to have at least 40% in government or government-backed issues most of the time.

Smaller Company Stock Fund (+12.8%)

The Smaller Company Stock Fund trailed the Russell 2000 in 2012.   It too had higher than average cash holdings and some core funds underperformed.  Among the worst performing positions that were in the portfolio at the beginning of 2012 included Pengrowth Energy Corp (-46.53%), Con-way Inc. (-3.22%), VVE Corporation (-0.07%), WisdomTree Investments (+1.16%), Royce Micro-Cap Investment Fund (+8.01%), Satuit U.S. Emerging Companies Fund (+11.87%) and the William Blair Small Cap Value Fund (+12.73%).

The best performers were Inventure Foods (+ 73.53%), Pool Corp (+42.66%), ICU Medical, Inc. (+35.40%). American Railcar Industries (+33.64%), Medical Properties Trust, Inc. (+29.28%), Eastgroup Properties (+28.59%) and Watsco, Inc. (+ 25.46%).  Three of our core fund positions also performed well with Keeley small cap Value Fund returning 23.81%, Franklin MicroCap Value Fund rising 20.54% and Columbia Acorn Fund up 17.93%.

The Outlook for Stocks in 2013

We would prefer to be short-term stupid and long-term right.  No one knows the future for sure and we certainly do not.  But we think there are still significant systemic risks facing our investments.  Europe is still struggling to right its ship and our own "fiscal cliff" worries are far from over.

If we only had to consider the private sector, we would be completely bullish on stocks.  For the most part companies are doing what they do best and the outlook is positive as long as systemic stability prevails.  If the U.S. government leadership finally gets serious about fiscal responsibility and takes clear actions toward deficit reductions and future balanced budgets, and similar actions are taken abroad, we could well enter another robust period of wealth creation.

But if the governments fail, we could see the stock markets retreat again as fear and uncertainty bring back the bears.  Our history has been to err on the conservative side, and we are still managing our funds the same way as we have for the past 17 years.  We will look for opportunities to buy when the markets retreat and seek to purchase positions that have better than average risk/reward profiles.

The Outlook for Bonds

The bond markets present a difficult environment.  With interest rates held in historically low ranges by government intervention, the risks in longer-term bonds have increased dramatically.  The probability of rising interest rates in the next few years is high and when rates rise the value of bonds fall.   Therefore we do not hold bonds longer than five years in maturity and we will seek to keep our average maturities to between 2 and 4 years in the General Bond Fund and around 2 years in the Short term Bond Fund.  This will mitigate the risk, but will also mean lower yields.  We accept the lower yields and think our bond funds will continue to be best used for risk management and for short-term objectives.

                  STAAR INVESTMENT TRUST

Perspective & Performance Indexes used for comparisons are selected as being closest to each Fund’s objectives.

AltCat (Alternative Categories) Fund (SITAX)-- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR AltCat Fund (ACF)	+0.37%	+9.18%	+9.18%	+4.33%	-1.94%	+6.48%	+3.96%	+4.24%
MSCI ACWI NR USD Index	+2.88%	+16.13%	+16.13%	+6.63%	-1.16%	+8.11%	N/A	N/A
S&P 500 Index	-0.38%	+16.00%	+16.00%	+10.87%	+1.66%	+7.10%	+5.28%	+6.68%
Morningstar World Stock Funds Index	+3.42%	+15.84%	+15.84%	+6.66%	-0.76%	+8.41%	+4.84%	+5.55%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR General Bond Fund (SITGX)-- A high-grade general bond portfolio of US Gov't,Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Pub. Incept. (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR General Bond Fund (GBF)	+0.45%	+4.68%	+4.68%	+2.58%	+2.40%	+2.48%	+3.93%	+3.81%
Barcap Intermed Gov/Cred Index	+0.35%	+3.89%	+3.89%	+5.19	+5.18%	+4.62%	+5.76%	+5.74%
Morningstar Intermed-Term Bd Fd Avg	+0.76%	+7.01%	+7.01%	+6.96%	+6.07%	+5.11%	+5.31%	+5.50%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

International Fund (SITIX) -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR International Fund (INTF)	+4.41%	+11.98%	+11.98%	+1.34%	-4.13%	+7.61%	+3.30%	+4.22%
EAFE Index	+6.57%	+17.32%	+17.32%	+3.56%	-3.69%	+8.21%	+4.39%	+4.21%
Morningstar Foreign Large Blend Fds Avg	+6.50%	+18.29%	+18.29%	+3.89%	-3.60%	+7.92%	+4.52%	+4.25%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Larger Company Stock Fund (SITLX) -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Larger Company Stock Funds (LCSF)	+0.08%	+10.85%	+10.85%	+6.39%	-1.35%	+3.90	+2.90%	+3.89%
S&P 500 Index	-0.38%	+16.00%	+16.00%	+10.87%	+1.66%	+7.10%	+5.28%	+6.68%
Morningstar Large Blend Fds Avg	+0.49%	+14.96%	+14.96%	+9.05%	+0.68%	+6.62%	+5.12%	+5.47%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR Short Term Bond Fund (SITBX) -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.
       .

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Short Term Bond Fund (STBF)	+0.58%	+2.48%	+2.48%	+0.76%	+0.85%	+1.78%	+3.68%	+3.69%
Barcap 1-3 Year US Govt Index	+0.07%	+0.51%	+0.51%	+1.49%	+2.49%	+2.83%	+4.19%	+4.30%
Morningstar Short-Term Bd Fd Avg	+0.37%	+3.67%	+3.67%	+3.21%	+3.30%	+3.20%	+3.82%	+3.98%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Smaller Company Stock Fund (SITSX) -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 12/31/12	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Smaller Company Stock Fund (SCSF)	+1.83%	+12.75%	+12.75%	+7.78%	+0.50%	+6.60%	+5.86%	+5.95%
Russell 2000 Index	+1.85%	+16.35%	+16.35%	+12.25%	+3.56%	+9.72%	+6.75%	+7.14%
Morningstar Small Blend Fds Avg	+2.54%	+15.46%	+15.46%	+11.88%	+3.09%	+9.29%	+8.56%	+8.37%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

For a current prospectus, call 1-888-717-8227 or visit www.staarfunds.com

STAAR GENERAL BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

STAAR SHORT TERM BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

STAAR LARGER COMPANY STOCK FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

STAAR SMALLER COMPANY STOCK FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

STAAR INTERNATIONAL FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

STAAR ALTERNATIVE CATAGORIES FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

	STAAR General Bond Fund (SITGX)
	Schedule of Investments
	December 31, 2012

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 74.91%

Commerce-Banks Central US - 6.87%
64,000	Bank of Oklahoma 5.75%, 5/15/17	$ 61,452
50,000	GE Capital Retail Bank CD 1.75%, 4/2/17	51,450
50,000	GE Capital Retail Bank CD 2.00%, 4/13/18	50,510
		163,412
Commerce-Banks Eastern US - 15.61%
75,000	American Express Centurion CD 1.55%, 12/22/14	75,815
50,000	American Express Centurion CD 1.40%, 10/6/14	50,534
50,000	Discover Bank CD 1.45%, 3/1/17	51,017
40,000	Discover Bank CD 1.75%, 4/4/17	40,613
50,000	Goldman Sachs Bank CD 1.65%, 10/5/15	51,013
50,000	Goldman Sachs Bank CD 1.75%, 12/21/15	50,879
50,000	Goldman Sachs Bank CD 1.70%, 2/8/17	51,133
		371,004
Commerce-Banks Southern US - 1.27%
30,000	Regions Financial Corp. 4.875%, 4/26/13	30,300

Commerce-Banks Non-U.S. - 3.22%
75,000	Abbey National Treasury Services 2.875%, 4/25/14	76,567

Computer Equipment - 1.05%
25,000	Hewlett Packard Co. 1.55%, 5/30/14	24,944

Diversified Banking Institution - 13.27%
75,000	Bank of America Corp. 4.50%, 4/1/15	79,944
100,000	Citigroup, Inc. 5.00%, 9/15/14	105,209
25,000	Goldman Sachs Group, Inc. 3.70%, 8/1/15	26,385
25,000	JP Morgan Chase & Co. 2.60%, 1/15/16	25,989
50,000	Morgan Stanley 3.45%, 11/2/15	52,095
25,000	Morgan Stanley 4.75%, 4/1/14	25,887
		315,509
Electric Services - 2.15%
50,000	LG & E KU Energy, LCC 2.125%, 11/15/15	51,056

Finance Investor Broker-Banker - 4.63%
100,000	Merrill Lynch, 6.05%, 5/16/16 MTN	110,086

Medical-HMO - 4.39%
100,000	United Health Group, 4.75%, 2/10/14	104,258

Multi-line Insurance - 7.68%
25,000	American International Group, 3.65% 1/15/2014	25,669
25,000	Genworth Financial, Inc. 4.95%, 10/1/15	26,443
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	52,555
75,000	Hartford Financial Services Group, 4.75%, 3/1/14	77,881
		182,548
Oil Refining & Marketing - 1.42%
30,000	Sunoco Inc. 5.75%, 1/15/17	33,822

Printing-Commercial - 1.29%
30,000	Donnelly RR & Sons Co. 4.95%, 4/1/14	30,675

Retail- Consumer Electronics - 1.18%
30,000	Best Buy Co., Inc. 3.75% 3/15/16	28,050

Sovereign Agency - 5.23%
39,000	Federal Farm Credit Bank 4.75%, 12/12/13	40,681
80,000	Federal National Mortgage Association, 2.625%, 11/20/14	83,570
		124,251
Steel- Producers - 2.11%
50,000	Arcelormittal MTNA 3.75%, 3/1/16	50,194

Telephone-Integrated - 1.40%
30,000	Centurylink, Inc. 6.00%, 4/1/17	33,224

Tobacco - 2.14%
50,000	Philip Morris International, Inc. 4.875%, 5/16/13	50,810

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,751,401) - 74.91%		1,780,710

EXCHANGE TRADED FUNDS - 12.39%
1,200	iShares Barclays TIPS Bond	145,692
2,850	Vanguard Mortgage-Backed Securities	148,770
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $272,647) - 12.39%		294,462

REAL ESTATE INVESTMENT TRUSTS - 4.44%
100,000	Health Care REIT, Inc. 3.625% 3/15/16	105,597
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $98,189) - 4.44%		105,597

REVENUE BOND - 4.19%
50,000	Puerto Rico Infrastructure Fing Auth Revenue 2.99%, 6/15/13	50,256
50,000	Government Development Bank for Puerto Rico 3.875%, 2/1/17	49,269
TOTAL FOR REVENUE BOND (Cost $100,179) - 4.19%		99,525

SHORT TERM INVESTMENTS - 3.47%
82,526	Federated Prime Obligations Fund 0.14% * (Cost $82,526)	82,526

TOTAL INVESTMENTS (Cost $2,283,606) - 99.40%		2,362,820

OTHER ASSETS LESS LIABILITIES - 0.60%		14,314

NET ASSETS - 100.00%		$ 2,377,134

* Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

	STAAR Short-Term Bond Fund (SITBX)
	Schedule of Investments
	December 31, 2012

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 73.09%

Commerce-Banks Eastern US - 13.78%
50,000	American Express Centurion CD 1.15%, 12/23/13	$ 50,268
100,000	American Express Centurion CD 1.55%, 12/22/14	101,087
25,000	Goldman Sachs Bank CD 1.15%, 8/24/15	25,020
		176,375
Commerce-Banks Western US - 9.40%
38,000	Capmark Bank CD 5.00%, 7/2/13	38,848
50,000	GE Capital Financial CD 1.30%, 6/16/14	50,371
30,000	Morgan Stanley CD 4.25%, 12/26/13	31,071
		120,290
Commercial Banks Non US - 3.91%
50,000	BBVA US SNR SA Uniper 3.25%, 5/16/14	50,045

Computer Equipment - 3.90%
50,000	Hewlett Packard Co. 1.55%, 5/30/14	49,888

Diversified Banking Institution - 12.18%
50,000	Bank of America Corp. 5.125%, 11/15/14	53,322
50,000	Morgan Stanley 2.875%, 1/24/14	50,840
50,000	Morgan Stanley 4.75%, 4/1/14	51,774
		155,936
Finance-Auto Loans - 3.87%
50,000	Ford Motor Co. LLC 2.00%, 9/20/15	49,619

Finance Investor Broker/Banker - 2.01%
25,000	Jefferies Group, Inc. 3.875%, 11/09/15	25,812

Food Miscellaneous/Diversified - 3.93%
50,000	Kraft Foods Inc. 6.00% 2/11/13	50,274

Multi-line Insurance - 8.24%
50,000	Genworth Financial, Inc. 4.95%, 10/1/15	52,886
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	52,555
		105,441
Sovereign Agency - 4.03%
25,000	Federal Home Loan Bank 4.00%, 12/13/13	25,903
25,000	Federal National Mortgage Association, 4.22%, 9/26/13	25,740
		51,643
Telephone-Integrated - 7.84%
100,000	Telefonica S.A. 2.582%, 4/26/13	100,350

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $921,155) - 73.09%		935,673

EXCHANGE TRADED FUNDS - 8.48%
1,000	iShares Barclays 1-3 Year Treasury Bond	84,420
300	Vanguard Short-Term Corporate Bond Index Fund	24,096
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $107,649) - 8.48%		108,516

REVENUE BOND - 7.85%
100,000	Puerto Rico Infrastructure Fing Auth Revenue 2.99%, 6/15/13	100,511
TOTAL FOR REVENUE BOND (Cost $100,154) - 7.85%		100,511

SHORT TERM INVESTMENTS - 10.22%
130,790	Federated Prime Obligations Fund 0.14% * (Cost $130,790)	130,790

TOTAL INVESTMENTS (Cost $1,259,748) - 99.64%		1,275,490

OTHER ASSETS LESS LIABILITIES - 0.36%		4,631

NET ASSETS - 100.00%		$ 1,280,121

* Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

	STAAR Larger Company Stock Fund (SITLX)
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCK - 12.32%

Agricultural Chemicals - 0.38%
200	Mosaic Co.	$ 11,326

Air Courier Services - 0.31%
100	FedEx Corp.	9,172

Beverages - 0.69%
300	Pepsico, Inc.	20,529

Computer & Office Equipment - 0.65%
100	International Business Machines Corp.	19,155

Computer Storage Devices - 0.85%
1,000	EMC Corp. *	25,300

Converted Paper & Paperboard Products - 0.57%
200	Kimberly Clark Corp.	16,886

Crude Petroleum & Natural Gas - 1.03%
200	Anadarko Petroleum Corp.	14,862
200	Apache Corp.	15,700
		30,562
Electric Services - 2.01%
300	First Energy Corp.	12,528
900	PPL Corp.	25,767
500	Southern Co.	21,405
		59,700
Electronic Connectors - 0.65%
300	Amphenol Corp. Class A	19,410

Heating Equipment, Except Electric, Warm Air & Plumbing Fixtures - 0.82%
400	Beam, Inc.	24,436

Laboratory Analytical Instruments - 0.29%
100	Waters Corp. *	8,712

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.02%
200	V.F. Corp.	30,194

National Commercial Banks - 0.46%
400	Wells Fargo & Co.	13,672

Oil & Gas Filed Machinery & Equipment - 0.46%
200	National Oilwell Varco, Inc.	13,670

Petroleum Refining - 0.46%
200	BP Prudhoe Bay Royalty Trust	13,708

Retail-Variety Stores - 0.67%
200	Costco Wholesale Corp.	19,746

Semiconductors & Related Devices - 0.77%
700	Microchip Technology, Inc.	22,813

Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.23%
100	Procter & Gamble Co.	6,789

TOTAL FOR COMMON STOCK (Cost $313,587) - 12.32%		365,780

EXCHANGE TRADED FUNDS - 18.15%
700	Consumer Staples Select Sector SPDR	24,430
900	iShares Core S&P 500	128,826
200	iShares Dow Jones US Healthcare Sector Index	16,702
600	iShares Dow Jones US Medical Devices Index	40,560
300	iShares Dow Jones US Real Estate Index	19,401
100	iShares Nasdaq Biotechnology	13,722
2,800	iShares Russell Mid Cap Growth Index	175,840
100	iShares S&P North American Natural Resources	3,816
200	Market Vectors Agribusiness	10,552
600	SPDR S&P 500	85,446
300	Vanguard REIT Index	19,740
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $452,018) - 18.15%		539,035

OPEN-END MUTUAL FUNDS - 64.08%
7,129	AF Fundamental Investors Fund Class F-1	290,596
17,354	Brown Advisory Growth Equity Inst	254,757
1,958	Calamos Growth Class A	92,127
12,203	Franklin Rising Dividends Fund Class A	461,514
3,647	Heartland Select Value Fund	106,382
4,520	Mairs & Power Growth Fund	379,448
16,611	Yacktman Fund	317,594
TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $1,284,682) - 64.08%		1,902,418

REAL ESTATE INVESTMENT TRUSTS - 0.78%
300	American Tower Corp.	23,181
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $18,745) - 0.78%		23,181

SHORT TERM INVESTMENTS - 4.68%
139,030	Federated Prime Obligations Fund 0.14% ** (Cost $139,030)	139,030

TOTAL INVESTMENTS (Cost $2,208,062) - 99.99%		2,969,444

OTHER ASSETS LESS LIABILITIES - 0.01%		12

NET ASSETS - 100.00%		$ 2,969,456

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

	STAAR Smaller Company Stock Fund (SITSX)
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCK - 5.94%

Asset Management - 0.47%
2,500	Wisdom Tree Investments, Inc. *	$ 15,300

Computer Communications Equipment - 0.22%
300	Black Box Corp.	7,302

Crude Petroleum & Natural Gas - 0.23%
1,500	Pengrowth Energy Corp.	7,455

Footwear (No Rubber) - 0.26%
200	Steve Madden Ltd. *	8,454

Miscellaneous Food Preparation - 1.20%
6,000	Inventure Foods, Inc. *	38,940

Petroleum Refining - 0.42%
200	BP Prudhoe Bay Royalty Trust Co.	13,708

Pharmaceutical Preparations - 0.55%
9,000	Apricus Biosciences, Inc. *	17,910

Railroad Equipment - 0.49%
500	American Railcar Industries, Inc.	15,865

Semiconductors & Related Devices - 0.68%
400	NVE Corp. *	22,196

Surgical & Medical Instruments - 0.38%
200	ICU Medical, Inc. *	12,186

Telephone Communications - 0.15%
5,000	Elephant Talk Communications Corp. *	5,000

Trucking (No Local) - 0.17%
200	Con-Way, Inc.	5,564

Wholesale-Hardware & Plumbing & Heating Equipment & Supplies - 0.46%
200	Watsco, Inc.	14,980

Wholesale-Miscellaneous Durable Goods - 0.26%
200	Pool Corp.	8,464

TOTAL FOR COMMON STOCK (Cost $187,685) - 5.94%		193,324

EXCHANGE TRADED FUNDS - 31.13%
600	iShares Russell 2000 Index	50,591
1,900	iShares Russell 2000 Value Index	143,469
800	iShares Russell Microcap Index	41,856
4,800	iShares S&P Smallcap 600 Growth Index	403,392
500	PowerShares Global Water Portfolio	9,005
700	WisdomTree Midcap Earnings	43,666
6,300	WisdomTree Smallcap Dividend	320,985
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $873,735) - 31.13%		1,012,964

OPEN END MUTUAL FUNDS - 57.52%
8,927	Columbia Acorn Fund Class Z	271,841
11,168	Franklin Microcap Value Fund Class A *	354,372
5,922	Keeley Smallcap Value Fund Class A *	169,378
10,971	Royce Microcap Fund Investment Class *	162,152
7,251	Satuit Capital U.S. Emerging Companies Fund Class A *	225,870
13,178	Aberdeen Smallcap Fund Class A *	214,795
81,795	Wasatch Smallcap Value Fund *	328,817
10,393	William Blair Smallcap Value Fund Class I *	144,251
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,688,889) - 57.52%		1,871,476

REAL ESTATE INVESTMENT TRUSTS - 1.38%
500	EastGroup Properties, Inc.	26,905
1,500	Medical Properties Trust, Inc.	17,940
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $34,793) - 1.38%		44,845

SHORT TERM INVESTMENTS - 4.06%
131,937	Federated Prime Obligations Fund 0.14% ** (Cost $131,937)	131,937

TOTAL INVESTMENTS (Cost $2,917,039) - 100.03%		3,254,546

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(929)

NET ASSETS - 100.00%		$ 3,253,617

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

	STAAR International Fund (SITIX)
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCK - 4.16%

Agricultural Chemicals - 0.30%
200	Potash Corp. of Saskatchewan, Inc.	$ 8,138

Beverages - 1.31%
300	Diageo Plc. ADR	34,974

Meat Packing Plants - 0.40%
500	BRF Brasil Foods S.A. ADR	10,555

Services-Business Services, NEC - 1.25%
500	Accenture Plc. Class A	33,250

Services-Equipment Rental & Leasing, NEC - 0.59%
500	Textainer Group Holdings Ltd.	15,730

Switchgear & Switchboard Apparatus - 0.31%
400	ABB Ltd. ADR	8,316

TOTAL FOR COMMON STOCK (Cost $83,529) - 4.16%		110,963

EXCHANGE TRADED FUNDS - 18.33%
2,700	Builders Emerging Markets 50 ADR Index	108,594
1,100	iShares MSCI Australia Index Fund	27,654
300	iShares MSCI Brazil Index Fund	16,782
300	iShares MSCI Canada Index Fund	8,520
100	iShares MSCI Chile Index Fund	6,324
900	iShares MSCI Emerging Markets Index Fund	39,915
900	iShares MSCI Indonesia Investable Market Index Fund	27,234
2,000	iShares MSCI Malaysia Index Fund	30,260
800	iShares MSCI S&P Latin America 40 Index Fund	35,072
1,800	iShares MSCI Singapore Index Fund	24,642
300	iShares MSCI Switzerland Index Fund	8,040
500	WisdomTree Australia Dividend Fund	29,085
600	WisdomTree DEFA Equity Income Fund	24,259
400	WisdomTree India Earnings Fund	7,748
1,500	WisdomTree International Dividend Ex-Financial Fund	62,850
600	WisdomTree International Small Cap Dividend Fund	31,278
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $465,074) - 18.33%		488,257

OPEN END MUTUAL FUNDS - 71.40%
8,394	American Europacific Growth Fund Class-F-1 *	344,068
7,906	Calamos International Growth Class A *	138,838
5,014	Harbor International Fund Institutional Class *	311,489
5,037	Putnam International Capital Opportunities Fund Class A *	165,519
12,986	Sextant International Fund	198,161
17,454	T Rowe Price International Growth & Income Funds *	226,198
12,683	Franklin Templeton Developing Markets Trust Class A	299,447
15,031	The Aberdeen International Equity Fund Institutional Service Class	218,702
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,353,715) - 71.40%		1,902,422

SHORT TERM INVESTMENTS - 6.80%
181,201	Federated Prime Obligations Fund 0.14% ** (cost $181,201)	181,201

TOTAL INVESTMENTS (Cost $2,083,519) - 100.69%		2,682,843

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.69)%		(18,436)

NET ASSETS - 100.00%		$ 2,664,407

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	STAAR Alternative Categories Fund (SITAX)
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 13.30%

Air Courier Services - 0.65%
200	FedEx Corp.	$ 18,344

Asset Management - 0.22%
1,000	WisdomTree Investments, Inc.	6,120

Beverages - 1.24%
300	Diageo Plc. ADR	34,974

Computer Storage Devices - 1.26%
1,400	EMC Corp. *	35,420

Converted Paper & Paperboard Products - 0.15%
50	Kimberly Clark Corp.	4,222

Crude Petroleum & Natural Gas - 1.63%
200	Anadarko Petroleum Corp.	14,862
300	Apache Corp.	23,550
1,500	Pengrowth Energy Corp.	7,455
		45,867
Electric Services - 1.37%
900	PPL Corp.	25,767
300	Southern Co.	12,843
		38,610
Laboratory Analytical Instruments - 0.31%
100	Waters Corp. *	8,712

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 0.80%
150	V.F. Corp.	22,646

Miscellaneous Food Preparation - 1.04%
4,500	Inventure Foods, Inc. *	29,205

Petroleum Refining - 0.85%
350	BP Prudhoe Bay Royalty Trust Co.	23,989

Pharmaceutical Preparations - 0.46%
400	Bristol Myers Squibb Co.	13,036

Retail-Variety Stores - 0.70%
200	Costco Wholesale Corp.	19,746

Semi-conductors & Related Devices - 0.59%
300	NVE Corp. *	16,647

Services-Business Services, NEC - 0.71%
300	Accenture Plc. Class A	19,950

Services-Equipment Rental & Leasing, NEC - 0.67%
600	Textainer Group Holding Ltd.	18,876

Surgical & Medical Instruments & Apparatus - 0.65%
300	ICU Medical, Inc. *	18,279

TOTAL FOR COMMON STOCKS (Cost $297,066) - 13.30%		374,643

EXCHANGE TRADED FUNDS - 32.14%
1,000	Builders Emerging Markets 50 ADR Index Fund	40,220
200	iShares DJ US Real Estate Index Fund	12,934
200	iShares DJ US Health Care Sector Index Fund	16,702
600	iShares DJ US Medical Devices Index Fund	40,560
1,200	iShares MSCI Australia Index Fund	30,168
200	iShares MSCI Brazil Index Fund	11,188
100	iShares MSCI Chile Investable Market Index Fund	6,324
300	iShares MSCI Emerging Markets Index Fund	13,305
900	iShares MSCI Malaysia Index Fund	13,617
600	iShares MSCI Singapore Index Fund	8,214
200	iShares NASDAQ Biotechnology Index Fund	27,444
300	iShares Russell 2000 Index Fund	25,295
300	iShares Russell Microcap Index Fund	15,696
3,700	iShares Russell Midcap Growth Index Fund	232,360
800	iShares Core S&P 500 ETF	114,512
200	iShares S&P 600 Growth Index Fund	16,808
200	iShares S&P Global Consumer Staples Index Fund	14,726
100	iShares S&P Global Energy Sector Index Fund	3,825
300	iShares S&P Global Healthcare Sector Index Fund	19,350
400	iShares S&P Global Infrastructure Fund	14,284
300	iShares S&P Global Technology Sector Fund	20,193
300	iShares Silver Trust *	8,811
600	IQ Agribusiness Small Cap ETF	15,348
700	Market Vectors-Agribusiness	36,932
500	Powershares Global Water Portfolio	9,005
300	SPDR S&P 500 Trust Series 1	42,723
300	SPDR S&P Emerging Asia Pacific Fund	23,247
800	Vanguard REIT Index	52,640
300	WisdomTree Midcap Earnings Fund	18,714
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $779,866) - 32.14%		905,145

OPEN END MUTUAL FUNDS - 45.24%
1,869	American Smallcap World Fund Class F-1 *	73,941
8,648	Franklin Global Mutual Discovery Fund Class A	244,472
5,985	Franklin Natural Resources Fund Class A *	198,100
13,441	Live Oak Health Sciences Fund *	191,943
7,722	Matthews Asian Growth & Income Fund	143,702
1,802	Permanent Portfolio Fund	87,655
2,536	Vanguard Energy Fund	150,152
1,286	Vanguard Health Care Fund	184,232
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $949,958) - 45.24%		1,274,197

REAL ESTATE INVESTMENT TRUSTS - 1.26%
250	American Tower Corp.	19,317
300	Eastgroup Properties Inc.	16,143
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $31,016) - 1.26%		35,460

SHORT TERM INVESTMENTS - 8.24%
232,206	Federated Prime Obligations Fund 0.14% ** (cost $232,206)	232,206

TOTAL INVESTMENTS (Cost $2,290,112) - 100.18%		2,821,651

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.18)%		(5,283)

NET ASSETS - 100.00%		$ 2,816,368

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

STAAR Investment Trust Funds
Statements of Assets and Liabilities
December 31, 2012

Assets:	ACF	GBF	INTF	LCSF	STBF	SCSF
Investments in Securities, at Value
(Cost $2,290,112; $2,283,606; $2,083,519; $2,208,062;	$ 2,821,651	$ 2,362,820	$ 2,682,843	$ 2,969,444	$ 1,275,490	$ 3,254,546
$1,259,748; $2,917,039, respectively)
Receivables:
Securities Sold	52,059	-	39,022	-	-	227,596
Dividends and Interest	1,258	16,294	173	2,024	6,235	398
Shareholder Subscriptions	10,830	-	15,683	10,144	-	10,509
Prepaid Expenses	883	788	816	954	407	1,089
Total Assets	2,886,681	2,379,902	2,738,537	2,982,566	1,282,132	3,494,138
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	678	179	636	715	96	779
Accrued Administrative Fees	85	72	80	89	38	97
Accrued Trustee Fees	5	-	72	29	63	14
Accrued Distribution Fees	30	75	28	20	71	18
Other Accrued Expenses	2,350	2,396	2,076	2,257	1,705	1,942
Shareholder Redemptions	15,000	-	10,000	10,000	-	10,000
Securities Purchased	52,102	-	60,966	-	-	227,671
Dividends Payable	63	46	272	-	38	-
Total Liabilities	70,313	2,768	74,130	13,110	2,011	240,521
Net Assets	$ 2,816,368	$ 2,377,134	$ 2,664,407	$ 2,969,456	$ 1,280,121	$ 3,253,617

Net Assets Consist of:
Paid In Capital	$ 2,423,684	$ 2,457,282	$ 2,192,887	$ 2,727,177	$ 1,333,621	$ 3,433,097
Accumulated Undistributed Net Investment Loss on Investments	(151,824)	(623)	(135,920)	(302,380)	(54,093)	(458,084)
Accumulated Undistributed Realized Loss on Investments	12,969	(158,739)	8,116	(216,723)	(15,149)	(58,903)
Unrealized Appreciation in Value of Investments	531,539	79,214	599,324	761,382	15,742	337,507
Net Assets (for 216,688; 233,816; 230,859; 234,350; 141,855; 278,886, shares outstanding, respectively)	$ 2,816,368	$ 2,377,134	$ 2,664,407	$ 2,969,456	$ 1,280,121	$ 3,253,617

Net Asset Value and Offering Price Per Share	$ 13.00	$ 10.17	$ 11.54	$ 12.67	$ 9.02	$ 11.67

The accompanying notes are an integral part of these financial statements.

STAAR Investment Trust Funds
Statements of Operations
For the year ended December 31, 2012

	ACF	GBF	INTF	LCSF	STBF	SCSF
Investment Income:
Dividends (net of foreign tax withholding of $124 for INTF, respectively)	$ 47,890	$ 5,831	$ 47,543	$ 44,847	$ 855	$ 37,614
Interest	283	68,115	228	195	28,249	185
Total Investment Income	48,173	73,946	47,771	45,042	29,104	37,799

Expenses:
Advisory Fees (Note 3)	24,110	7,500	21,902	26,050	4,032	27,316
Distribution Fees	342	995	175	368	566	333
Transfer Agent and Fund Accounting Fees	10,914	9,339	10,022	11,780	4,768	12,382
Administrative Fees	2,837	2,487	2,577	3,065	1,334	3,216
Audit Fees	6,820	5,420	5,988	7,320	2,594	7,486
Legal Fees	3,660	3,144	3,260	3,760	1,358	3,860
Custody Fees	2,677	2,663	2,941	2,712	2,454	2,744
Printing Fees	607	305	407	506	114	615
Insurance Fees	3,001	2,604	2,803	3,197	1,337	3,381
NASDAQ Fees	514	465	471	557	275	568
Director's Fees	1,739	1,541	1,646	1,897	819	1,996
Registration Fees	1,776	1,538	1,715	1,898	797	2,023
Other	2,125	1,966	1,946	2,249	636	2,281
Total Expenses	61,122	39,967	55,853	65,359	21,084	68,201
Fees Waived and Reimbursed by the Advisor (Note 3)	-	-	-	-	(483)	-
Net Expenses	61,122	39,967	55,853	65,359	20,601	68,201

Net Investment Income (Loss)	(12,949)	33,979	(8,082)	(20,317)	8,503	(30,402)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	68,941	12,242	54,590	68,133	588	49,526
Capital gain distributions from investment companies	31,996	724	265	16,627	35	58,667
Net Change in Unrealized Appreciation on Investments	164,760	65,817	249,887	252,025	24,234	306,710
Net Realized and Unrealized Gain on Investments	265,697	78,783	304,742	336,785	24,857	414,903

Net Increase in Net Assets Resulting from Operations	$ 252,748	$ 112,762	$ 296,660	$ 316,468	$ 33,360	$ 384,501

The accompanying notes are an integral part of these financial statements.

STAAR General Bond Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 33,979	$ 37,753
Net Realized Gain on Investments	12,966	13,151
Net Change in Unrealized Appreciation (Depreciation) on Investments	65,817	(39,644)
Net Increase in Net Assets Resulting from Operations	112,762	11,260

Distributions to Shareholders from:
Net Investment Income	(33,659)	(37,750)
Realized Gains	-	-
Net Change in Net Assets from Distributions	(33,659)	(37,750)

Capital Share Transactions:
Proceeds from Sale of Shares	372,253	230,982
Shares Issued on Reinvestment of Dividends	33,477	37,550
Cost of Shares Redeemed	(542,460)	(399,734)
Net Decrease from Shareholder Activity	(136,730)	(131,202)

Net Assets:
Net Decrease in Net Assets	(57,627)	(157,692)
Beginning of Period	2,434,761	2,592,453
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(623) and $(943), respectively)	$ 2,377,134	$ 2,434,761

The accompanying notes are an integral part of these financial statements.

STAAR Short-Term Bond Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 8,503	$ 11,300
Net Realized Gain on Investments	623	2,186
Net Change in Unrealized Appreciation (Depreciation) on Investments	24,234	(28,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,360	(14,536)

Distributions to Shareholders from:
Net Investment Income	(8,408)	(11,381)
Realized Gains	-	-
Return of Capital	-	(3,910)
Net Change in Net Assets from Distributions	(8,408)	(15,291)

Capital Share Transactions:
Proceeds from Sale of Shares	214,006	468,095
Shares Issued on Reinvestment of Dividends	8,337	15,192
Cost of Shares Redeemed	(423,781)	(683,683)
Net Decrease from Shareholder Activity	(201,438)	(200,396)

Net Assets:
Net Decrease in Net Assets	(176,486)	(230,223)
Beginning of Period	1,456,607	1,686,830
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(54,093) and $(54,188), respectively)	$ 1,280,121	$ 1,456,607

The accompanying notes are an integral part of these financial statements.

STAAR Larger Company Stock Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (20,317)	$ (32,428)
Net Realized Gain (Loss) on Investments	84,760	(12,057)
Net Change in Unrealized Appreciation (Depreciation) on Investments	252,025	(100,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	316,468	(144,711)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	103,253	147,297
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(441,457)	(259,101)
Net Decrease from Shareholder Activity	(338,204)	(111,804)

Net Assets:
Net Decrease in Net Assets	(21,736)	(256,515)
Beginning of Period	2,991,192	3,247,707
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(302,380) and $(282,065), respectively)	$ 2,969,456	$ 2,991,192

The accompanying notes are an integral part of these financial statements.

STAAR Smaller Company Stock Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (30,402)	$ (50,859)
Net Realized Gain on Investments	108,193	159,480
Net Change in Unrealized Appreciation (Depreciation) on Investments	306,710	(412,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	384,501	(303,460)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	147,766	163,025
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(324,349)	(290,470)
Net Decrease from Shareholder Activity	(176,583)	(127,445)

Net Assets:
Net Increase (Decrease) in Net Assets	207,918	(430,905)
Beginning of Period	3,045,699	3,476,604
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(458,084) and $(427,682), respectively)	$ 3,253,617	$ 3,045,699

The accompanying notes are an integral part of these financial statements.

STAAR International Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (8,082)	$ (15,919)
Net Realized Gain on Investments	54,855	35,774
Net Change in Unrealized Appreciation (Depreciation) on Investments	249,887	(526,707)
Net Increase (Decrease) in Net Assets Resulting from Operations	296,660	(506,852)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(46,739)	(33,483)
Net Change in Net Assets from Distributions	(46,739)	(33,483)

Capital Share Transactions:
Proceeds from Sale of Shares	113,999	151,996
Shares Issued on Reinvestment of Dividends	46,468	33,296
Cost of Shares Redeemed	(255,130)	(344,311)
Net Decrease from Shareholder Activity	(94,663)	(159,019)

Net Assets:
Net Increase (Decrease) in Net Assets	155,258	(699,354)
Beginning of Period	2,509,149	3,208,503
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(135,920) and $(127,838), respectively)	$ 2,664,407	$ 2,509,149

The accompanying notes are an integral part of these financial statements.

STAAR Alternative Categories Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (12,949)	$ (22,435)
Net Realized Gain on Investments	100,937	25,772
Net Change in Unrealized Appreciation (Depreciation) on Investments	164,760	(254,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,748	(250,674)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(12,488)	-
Net Change in Net Assets from Distributions	(12,488)	-

Capital Share Transactions:
Proceeds from Sale of Shares	138,864	182,216
Shares Issued on Reinvestment of Dividends	12,425	-
Cost of Shares Redeemed	(365,064)	(301,057)
Net Decrease from Shareholder Activity	(213,775)	(118,841)

Net Assets:
Net Increase (Decrease) in Net Assets	26,485	(369,515)
Beginning of Period	2,789,883	3,159,398
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(151,824) and $(138,875), respectively)	$ 2,816,368	$ 2,789,883

The accompanying notes are an integral part of these financial statements.

STAAR General Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 9.85	$ 9.97	$ 9.86	$ 9.65	$ 10.14

Income From Investment Operations: ***
Net Investment Income *	0.14	0.15	0.17	0.24	0.33
Net Gain (Loss) on Securities (Realized and Unrealized)	0.32	(0.12)	0.10	0.34	(0.51)
Total from Investment Operations	0.46	0.03	0.27	0.58	(0.18)

Distributions:
From Net Investment Income	(0.14)	(0.15)	(0.16)	(0.37)	(0.31)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.14)	(0.15)	(0.16)	(0.37)	(0.31)

Net Asset Value, at End of Period	$ 10.17	$ 9.85	$ 9.97	$ 9.86	$ 9.65

Total Return **	4.68%	0.32%	2.79%	6.13%	(1.74)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,377	$ 2,435	$ 2,592	$ 2,193	$ 2,644
Ratio of Expenses to Average Net Assets	1.61%	1.71%	1.70%	1.75%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.50%	1.68%	2.44%	3.32%
Portfolio Turnover	22.53%	88.18%	69.10%	37.18%	103.60%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Short-Term Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 8.86	$ 9.02	$ 9.23	$ 9.21	$ 9.38

Income From Investment Operations: ***
Net Investment Income *	0.06	0.06	0.05	0.10	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.16	(0.14)	0.01	0.06	(0.15)
Total from Investment Operations	0.22	(0.08)	0.06	0.16	0.02

Distributions:
From Net Investment Income	(0.06)	(0.06)	(0.06)	(0.14)	(0.19)
Return of Capital	-	(0.02)	(0.21)	-	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.06)	(0.08)	(0.27)	(0.14)	(0.19)

Net Asset Value, at End of Period	$ 9.02	$ 8.86	$ 9.02	$ 9.23	$ 9.21

Total Return **	2.48%	(0.85)%	0.67%	1.79%	0.19%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,280	$ 1,457	$ 1,687	$ 3,201	$ 3,690
Ratio of Expenses to Average Net Assets	1.55%	1.66%	1.80%	1.82%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.64%	0.69%	0.51%	1.11%	1.87%
Portfolio Turnover	16.74%	99.92%	92.33%	78.72%	115.00%
Such Ratios are After Effect of Expenses Waived	(0.04)%	(0.12)%	-	-	-

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Larger Company Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 11.43	$ 11.91	$ 10.52	$ 9.03	$ 13.56

Income From Investment Operations: ***
Net Investment Loss *	(0.08)	(0.12)	(0.10)	(0.11)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.32	(0.36)	1.49	1.60	(4.48)
Total from Investment Operations	1.24	(0.48)	1.39	1.49	(4.53)

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.67	$ 11.43	$ 11.91	$ 10.52	$ 9.03

Total Return **	10.85%	(4.03)%	13.21%	16.50%	(33.41)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,969	$ 2,991	$ 3,248	$ 2,922	$ 2,613
Ratio of Expenses to Average Net Assets	2.14%	2.22%	2.19%	2.30%	1.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(1.01)%	(0.97)%	(1.15)%	(0.42)%
Portfolio Turnover	5.55%	32.42%	45.48%	17.08%	15.99%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Smaller Company Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 10.35	$ 11.26	$ 9.32	$ 7.41	$ 11.38

Income From Investment Operations: ***
Net Investment Loss *	(0.11)	(0.17)	(0.15)	(0.13)	(0.11)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.43	(0.74)	2.09	2.04	(3.86)
Total from Investment Operations	1.32	(0.91)	1.94	1.91	(3.97)

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Period	$ 11.67	$ 10.35	$ 11.26	$ 9.32	$ 7.41

Total Return **	12.75%	(8.08)%	20.82%	25.78%	(34.89)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,254	$ 3,046	$ 3,477	$ 2,824	$ 2,188
Ratio of Expenses to Average Net Assets	2.13%	2.20%	2.16%	2.31%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.95)%	(1.53)%	(1.52)%	(1.68)%	(1.17)%
Portfolio Turnover	14.95%	36.45%	12.96%	14.03%	16.27%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR International Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 10.49	$ 12.59	$ 11.44	$ 8.70	$ 16.33

Income From Investment Operations: ***
Net Investment Loss *	(0.03)	(0.06)	(0.08)	(0.09)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.29	(1.90)	1.23	2.83	(6.64)
Total from Investment Operations	1.26	(1.96)	1.15	2.74	(6.67)

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	(0.21)	(0.14)	-	-	(0.96)
Total from Distributions	(0.21)	(0.14)	-	-	(0.96)

Net Asset Value, at End of Period	$ 11.54	$ 10.49	$ 12.59	$ 11.44	$ 8.70

Total Return **	11.98%	(15.55)%	10.05%	31.49%	(40.82)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,664	$ 2,509	$ 3,209	$ 3,030	$ 2,329
Ratio of Expenses to Average Net Assets	2.17%	2.22%	2.17%	2.31%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.53)%	(0.69)%	(0.90)%	(0.25)%
Portfolio Turnover	12.86%	47.81%	8.68%	15.30%	21.47%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Alternative Categories Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 11.96	$ 12.92	$ 11.50	$ 9.74	$ 15.58

Income From Investment Operations: ***
Net Investment Loss *	(0.06)	(0.09)	(0.11)	(0.10)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.16	(0.87)	1.53	1.86	(5.01)
Total from Investment Operations	1.10	(0.96)	1.42	1.76	(5.04)

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	(0.06)	-	-	-	(0.80)
Total from Distributions	(0.06)	-	-	-	(0.80)

Net Asset Value, at End of Period	$ 13.00	$ 11.96	$ 12.92	$ 11.50	$ 9.74

Total Return **	9.18%	(7.43)%	12.35%	18.07%	(32.37)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,816	$ 2,790	$ 3,159	$ 2,910	$ 2,376
Ratio of Expenses to Average Net Assets	2.16%	2.23%	2.19%	2.34%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%	(0.72)%	(0.91)%	(0.95)%	(0.19)%
Portfolio Turnover	10.84%	36.55%	22.58%	34.12%	32.95%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (Funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR Alternative Categories Fund (ACF)

               STAAR General Bond Fund (GBF)

               STAAR International Fund (INTF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Smaller Company Stock Fund (SCSF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange traded funds (ETFs), closed-end funds and individual securities.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the six months ended December 31, 2011.

Equity Securities (including exchange traded funds) - Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Lacking a last sales price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

ACF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 374,643	-	-	$ 374,643
Exchange Traded Funds	905,145	-	-	905,145
Open-End Funds	1,274,197	-	-	1,274,197
Real Estate Investment Trusts	35,460	-	-	35,460
Short-Term Investments	232,206	-	-	232,206
Total	$2,821,651	-	-	$2,821,651

GBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$1,780,710	-	$1,780,710
Exchange Traded Funds	294,462	-	-	294,462
Real Estate Investment Trust	105,597	-	-	105,597
Revenue Bond	99,525	-	-	99,525
Short-Term Investments	82,526	-	-	82,526
Total	$ 582,110	$1,780,710	-	$2,362,820

INTF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 110,963	-	-	$ 110,963
Exchange Traded Funds	488,257	-	-	488,257
Open-End Funds	1,902,422	-	-	1,902,422
Short-Term Investments	181,201	-	-	181,201
Total	$2,682,843	-	-	$2,682,843

LCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$365,780	-	-	$365,780
Exchange Traded Funds	539,035	-	-	539,035
Open-End Funds	1,902,418	-	-	1,902,418
Real Estate Investment Trusts	23,181	-	-	23,181
Short-Term Investments	139,030	-	-	139,030
Total	$2,969,444	-	-	$2,969,444

STBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Bonds	$ -	$935,673	-	$ 935,673
Exchange Traded Funds	108,516	-	-	108,516
Revenue Bond	100,511	-	-	100,511
Short-Term Investments	130,790	-	-	130,790
Total	$ 339,817	$935,673	-	$1,275,490

SCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 193,324	-	-	$ 193,324
Exchange Traded Funds	1,012,964	-	-	1,012,964
Open-End Funds	1,871,476	-	-	1,871,476
Real Estate Investment Trusts	44,845	-	-	44,845
Short-Term Investments	131,937	-	-	131,937
Total	$3,254,546	-	-	$3,254,546

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund held no Level 3 securities any time during the year ended December 31, 2012.  The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into an out of Level 1 and Level 2 at the end of the reporting period.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Adviser to furnish investment advisory and management services to the Fund.  The Board has made annual extensions to the Management Agreement through the period of December 31, 2012.  From January 1, 2012 through June 30, 2012 Fund paid the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.35% for the STBF, 0.35% for the GBF, and 0.90% for all other portfolios.  From July 1, 2012 through December 31, 2012, Fund paid the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25% for the STBF, 0.25% for the GBF, and 0.80% for all other portfolios.  For the year ended December 31, 2012, the Adviser earned $24,110, $7,500, $21,902, $26,050, $4,032, and $27,316 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of December 31, 2012, the Fund owed the Adviser $678, $179, $636, $715, $96, and $779 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  For the period January 1, 2012, through December 31, 2012, the Adviser voluntarily waived $483 in expenses for the STBF.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust.  For the year ended December 31, 2012, the distribution fees were as follows, $342, $995, $175, $368, $566, and $333 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of December 31, 2012, the Fund owed the $30, $75, $28, $20, $71, and $18 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of December 31, 2012, as follows:

	GBF	STBF	LCSF	SCSF	INTF	ACF
Affiliates - Shares Owned
J. Andre Weisbrod & Family	3,675	2,311	11,718	17,389	12,633	20,343
Employees	-	-	-	2,512	-	-
	3,675	2,311	11,718	19,901	12,633	20,343
Affiliates - Value of Shares Owned
J. Andre Weisbrod & Family	$ 37,377	$ 20,848	$148,466	$ 202,934	$145,780	$264,453
Employees	-	-	-	$ 29,312	-	-
	$ 37,377	$ 20,848	$148,466	$ 232,246	$145,780	$264,453

Shares Outstanding	233,816	141,855	234,339	278,843	230,367	217,009

Percentage of Ownership	1.57%	1.63%	5.00%	7.14%	5.48%	9.37%

Mr. Weisbrod is an interested director because he is an owner of the Adviser.

Aggregate annual Trustee fees for the year ended December 31, 2012, were $9,638.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2012, was $2,423,684 representing 216,688 shares outstanding for the ACF, $2,457,282 representing 233,816 shares outstanding for the GBF, $2,192,887 representing 230,859 shares outstanding for the INTF, $2,727,177 representing 234,350 shares outstanding for the LCSF, $1,333,621 representing 141,855 shares outstanding for the STBF, and $3,433,097 representing 278,886 shares outstanding for the SCSF. Transactions in capital shares for the year ended December 31, 2012 and the year ended December 31, 2011, were as follows:

	December 31, 2012
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	11,151	37,077	10,421	8,561	23,929	13,535
Shares issued on Reinvestment of Dividends	956	3,317	4,026	-	930	-
Shares Redeemed	(28,640)	(53,859)	(22,885)	(35,873)	(47,464)	(28,991)
Net Decrease	(16,533)	(13,465)	(8,438)	(27,312)	(22,605)	(15,456)

	December 31, 2012
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$138,864	$372,253	$113,999	$103,253	$214,006	$147,766
Shares issued on Reinvestment of Dividends	12,425	33,477	46,468	-	8,337	-
Shares Redeemed	(365,064)	(542,460)	(255,130)	(441,457)	(423,781)	(324,349)
Net Decrease	$(213,775)	$(136,730)	$(94,663)	$(338,204)	$(201,438)	$(176,583)

	December 31, 2011
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	13,455	23,347	11,862	11,867	52,559	13,924
Shares issued on Reinvestment of Dividends	-	3,784	3,174	-	1,697	-
Shares Redeemed	(24,806)	(40,002)	(30,533)	(22,942)	(76,811)	(28,331)
Net Decrease	(11,351)	(12,871)	(15,497)	(11,075)	(22,555)	(14,407)

	December 31, 2011
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$182,215	$230,982	$151,996	$147,297	$468,095	$163,025
Shares issued on Reinvestment of Dividends	-	37,550	33,296	-	15,192	-
Shares Redeemed	(301,056)	(399,734)	(344,311)	(259,101)	(683,683)	(290,470)
Net Decrease	$(118,841)	$(131,202)	$(159,019)	$(111,804)	$(200,396)	$(127,445)

Note 5. Investment Transactions

For the year ended December 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $286,170 and $622,957 for the ACF, $541,182 and $643,825 for the GBF, $312,695 and $429,503 for the INTF, $162,133 and $579,376 for the LCSF, $268,954 and $213,096 for the STBF, and $461,356 and $659,741 for the SCSF, respectively.

Note 6. Tax Matters

At December 31, 2012, the tax cost basis for investments held were as follows: $2,290,112 for the ACF, $2,283,606 for the GBF, $2,083,519 for the INTF, $2,208,062 for the LCSF, $1,259,748 for the STBF, and $2,917,039 for the SCSF, respectively.

At December 31, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$558,177	$(26,638)	$531,539

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$86,224	$(7,010)	$79,214

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$610,293	$(10,969)	$599,324

LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$769,504	$(8,122)	$761,382

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$20,364	$(4,622)	$15,742

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$462,337	$(124,830)	$337,507

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

ACF	Value
Undistributed ordinary loss	$ (151,824)
Undistributed capital gain	12,969
Unrealized appreciation on investments	531,539

GBF	Value
Undistributed ordinary loss	$ (623)
Undistributed capital loss	(158,739)
Unrealized appreciation on investments	79,214

INTF	Value
Undistributed ordinary loss	$ (135,920)
Undistributed capital gain	8,116
Unrealized appreciation on investments	599,324

LCSF	Value
Undistributed ordinary loss	$ (302,380)
Undistributed capital loss	(216,723)
Unrealized appreciation on investments	761,382

STBF	Value
Undistributed ordinary loss	$ (54,093)
Undistributed capital loss	(15,149)
Unrealized appreciation on investments	15,742

SCSF	Value
Undistributed ordinary loss	$ (458,084)
Undistributed capital loss	(58,903)
Unrealized appreciation on investments	337,507

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax-basis components of distributions paid for the years ended December 31, 2012 and December 31, 2011 are as follows:

For the year ended December 31, 2012 the ACF paid a capital gain distribution of $12,488.

For the year ended December 31, 2012 the GBF paid an ordinary distribution of $33,659.

For the year ended December 31, 2011 the GBF paid an ordinary distribution of $37,750.

For the year ended December 31, 2012 the INT paid a capital gain distribution of $46,739.

For the year ended December 31, 2011 the INT paid a capital gain distribution of $33,483.

For the year ended December 31, 2012 the STBF paid an ordinary distribution of $8,408.

For the year ended December 31, 2011 the STBF paid an ordinary distribution of $11,381 and had a return of capital of $3,910 for a total distribution of $15,291.

As of December 31, 2012, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	ACF	GBF	INTF	LCSF	STBF	SCSF
2013	-	-	-	-	-	-
2014	-	-	-	-	-	-
2015	-	-	-	-	-	-
2016	-	103,544	-	38,886	-	-
2017	-	55,195	-	45,409	15,149	58,903
2018	-	-	-	120,371	-	-
No Expiration	-	-	-	12,057	-	-
	$ -	$ 158,739	$ -	$ 216,723	$ 15,149	$ 58,903

The above capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Note 7.

 New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Updated (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  Although not applicable for the year ended December 31, 2012, management will continue to evaluate implications of ASU 2011-04 and its impact on future financial statements.

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

Note 8. Change of Service Providers

Effective as of July 20, 2012, the auditor’s, Carson & Co., LLC have resigned as the Fund’s auditor since Carson & Co., LLC has withdrawn its registration statement with the Public Company Accounting Oversight Board.  The Fund has retained Goff Backa Alfera & Company, LLC to perform the December 31, 2012 audit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

Staar Investment Trust

We have audited the accompanying statement of assets and liabilities of Staar Investment Trust (comprising respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the period then ended, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Staar Investment Trust (comprising respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund), including the schedule of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the period then ended, and the financial highlights for each of the four years in  the period then ended were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 25, 2012.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Staar Investment Trust as of December 31, 2012, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

GOFF BACKA ALFERA & COMPANY, LLC

Pittsburgh, Pennsylvania

February 27, 2013

STAAR Investment Trust Funds
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of the STAAR Investment Trust Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Alternative
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,045.46	$10.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.73	$10.48

* Expenses are equal to the Fund's annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,021.33	$8.13
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.09	$8.11

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,097.80	$10.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.88	$10.33

* Expenses are equal to the Fund's annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,041.94	$10.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.58	$10.63

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,015.93	$6.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.35	$6.85

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,058.98	$10.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.73	$10.48

* Expenses are equal to the Fund's annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STAAR INVESTMENT TRUST FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2012 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 103 Skrabut Lane Sewickley, PA 15143, 60	Trustee	Continuous, 12 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 74	Trustee	Continuous, 13 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 64	Secretary/Trustee	Continuous, 17 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST FUNDS

BOARD MEMBERS, OFFICERS AND COMMITTEE MEMBERS

DECEMBER 31, 2012 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 13 East Forest Ave., Pittsburgh, PA 15202, Age 63	Indeterminate / 17 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington Street. Leetsdale, PA 15056, Age 64	Indeterminate / 17 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver St., Sewickley, PA 15141, Age 74	Indeterminate / 13 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 103 Skrabut Lane, Sewickley PA 15143 Age 60	Indeterminate / 12 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chartered Financial Consultant, The American College, 1986.
Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chairman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Triumph Church Worship Team, 2011-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C. ;  1964-78 --Account Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Imani Christian Academy and Starr Investment Trust; Past: D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2006 - Present Accounting Consultant – CJL Engineering Moon Twp., PA;  2001 - Present St. Stephen’s Episcopal Church Sewickley, PA , Director of Finance;   2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.  Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2012.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Investment Advisory Renewal Agreement Renewal

During a Board meeting held on December 17, 2012, the Trustees reviewed and discussed amongst other things, the renewal of the advisory agreement.  There were multiple considerations taken into account; performance, conflicts of interest, and expenses.  It was decided to renew the agreement for an additional year.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Goff, Backa, Alfera & Co., LLC

3325 Saw Mill Run Blvd.

Pittsburgh, PA 15227

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS.

(d) There were no waivers to the Code of Ethics granted during the period.

The Trust adopted a Code of Ethics on November 30, 1999 that was previously filed with the prospectus and SAI dated May 1, 2000. The Code of Ethics was

Amended at a meeting of the Board of Trustees on December 15, 2005. The Code of

Ethics is designed to protect shareholder interests and includes sections addressing general ethics as well as specific concentration on areas such as prohibited transactions, pre-clearance procedures, certifications and reports by access persons, confidentiality and conflicts of interest

(f) The Code of Ethics may be found at www.staarfunds.com

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Richard Levkoy, an accountant and member of the Trust's Board of Trustees is the designated audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(b) Audit related fees include fees billed in connection with assurance and related services provided by the registrant.

(c) Tax fees include fees billed in connection with the tax compliance, planning, and advice services provided by the Registrant.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit related, tax and other services and products.

                  Fiscal Year Ended December 31,

                       2011             2012

                     -------          -------

Audit Fees          $ 22,454         $  2,624

Audit-Related          6,889        27,252.71

Tax Fees               8,280            3,950

All Other Fees             0                0

                    ---------          -------

Total               $ 37,623      $ 33,826.71

(e)  The Audit Committee annually meets with the independent registered accounting firm to review and approve the audit plan prior to execution.  Items covered in the related report and meeting include, among other things: update of the auditor’s understanding the entity and its operating environment, audit objectives, anticipated reports to be issued, other services to be rendered, audit planning activities to date and resulting service fees segregated as prescribed into audit, audit-related and tax service fees. Upon conclusion of the meeting, the Audit Committee Chairman executes an engagement letter covering audit, audit-related and tax service fees.

During the course of the audit work, the Audit Committee Chairman is kept informed of any significant issues that arise, including those that have an effect on audit scope. At the conclusion of the audit, and prior to issuance, the Audit Committee meets with the independent registered accounting firm to review a summary of the audit through review of various reports, including the required communication to the Audit Committee.

Using the above described procedures, the Audit Committee considers 100% of the independent registered accounting fees to be approved. The Registrant considers the Audit Committee's administration of the engagement to be in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f) There were no audit, audit-related or tax services provided by persons other than the Registrant's independent registered accounting firm's full-time, permanent employees.

 (g) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor.

(h) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor or to any entity controlling, controlled by, or under common control with the advisor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF  INVESTMENTS.

Not applicable – schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(3)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date 03/06/2013

The STAAR Investment Trust

(Registrant)

Date 03/06/2013